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                                                                EXHIBIT 10.6



                     VOLUNTARY FINANCIAL COUNSELING PROGRAM
                                      FOR
                    OFFICERS, DIRECTORS, COMPANY PRESIDENTS,
                          AND COMPANY VICE-PRESIDENTS

                                 April 23, 1981
                          (Amended December 17, 1981)
                           (Amended October 23, 1986)
                            (Amended July 28, 1988)
                           (Amended October 26, 1989)



         Martin Marietta Corporation sponsors a voluntary financial counseling program for the officers, directors, company presidents, and company vice-presidents of the Corporation. The following services will be provided under the program:

                 --       Income tax planning
                 --       Estate tax planning
                 --       Financial planning
                 --       Preparation of income tax returns and audit support
                 --       Periodic tax and financial planning group sessions

         Each participant may choose a service provided by either Ernst & Whinney, Coopers & Lybrand, or a national CPA firm approved by the Chief Financial Officer, for which the Corporation will pay to a maximum of $6,000 annually for officers and directors, $2,000 annually for company presidents, and $2,000 annually for company vice-presidents.